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                                                                    EXHIBIT 10.3


         THE TRANSFER AND PAYMENT OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT, DATED AS OF JULY 23, 1991, AND ANY AMENDMENTS THERETO. THE NOTE REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND IT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND SUCH LAWS AND THE RESPECTIVE RULES AND REGULATIONS THEREUNDER.

                           EDUCATIONAL MEDICAL, INC.

                          13% SENIOR SUBORDINATED NOTE
                               DUE JULY 23, 1996

R-003                                                              July 23, 1991
$603,000

         FOR VALUE RECEIVED, the undersigned, EDUCATIONAL MEDICAL, INC., a corporation organized and existing under the laws of the State of Delaware (herein called the "Company"), hereby promises to pay to Fuelship & Company or registered assigns, the principal sum of SIX HUNDRED THREE THOUSAND DOLLARS on July 23, 1996, with interest (computed for the actual number of days elapsed on the basis of a 365-day year) (a) on the unpaid balance thereof at the rate of 13% per annum from the date hereof, payable quarterly on the last day of March, June, September and December in each year, commencing with the March, June, September or December next succeeding the date hereof, until the principal hereof (or any portion thereof) shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal and, to the extent permitted by applicable law, any overdue payment of interest, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to 16%.

         This Note is issued pursuant to a Securities Purchase Agreement dated as of July 23, 1991 (the "Agreement"), between the Company and the Investors named on the signature page thereof and is entitled to the benefits of the Agreement. As provided in the Agreement, this Note is subject to prepayment, in whole or in part, in certain cases without premium and in other cases with a premium as specified in the Agreement.

         Payments of both principal and interest are to be made at and as designated in the Purchaser Schedule to the Agreement in lawful money of the United States of America.

         PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY) AND INTEREST IN RESPECT OF THIS NOTE ARE SUBORDINATE, TO THE EXTENT SET FORTH IN THE AGREEMENT, TO SENIOR DEBT (AS DEFINED IN THE AGREEMENT).

         This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         The Company agrees to make prepayments of principal of the Notes on the dates and in the amounts specified in the Agreement.

         In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Agreement. The Company agrees to pay, and save the holder hereof harmless against any liability for, any expenses arising in connection with the enforcement by the holder hereof of any of its rights under this Note or the Agreement.

         This Note is intended to be performed in the State of New York, and shall be construed and enforced in accordance with the law of such State.


                                        EDUCATIONAL MEDICAL, INC.


                                        By:
                                             --------------------------
                                             Name: Gary D. Kerber
                                             Title: Chairman and Chief
                                                    Executive Officer